                     AMENDMENT TO OPTION AGREEMENT


THIS AGREEMENT made as of the 22nd day of March, 2001.


BETWEEN:

        JOHN D. MACPHERSON, of Box 461
        -------------------
        Robson, BC  V0G 1X0

        (the "Optionor")

                                      OF THE FIRST PART

AND:

        COYOTE VENTURES CORP., of T9 - 1501 Howe Street
        --------------------
        Vancouver, BC  V6Z 2P8

        (the "Optionee")

                                     OF THE SECOND PART


WHEREAS:

A.   The parties entered into an option agreement dated July
     15, 2000 (the "Agreement");

B. The parties wish to amend the Agreement to extend certain dates for completion of work programs on the Property.


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $1000.00 US paid by the Optionee to the Optionor
(the receipt of which is hereby acknowledged) the parties have agreed and do hereby agree as follows:



1. The Agreement is hereby amended by deleting paragraphs 4(b)(ii) and 4(b)(iii) and replacing it with the following:

    4.(b) (ii)  paying the Optionor up to $560,000 US as follows:

             (A) $10,000 US on or before June 30, 2001, the first anniversary of the date of this Agreement;

             (B)   an additional $50,000 US on or before June 30, 2002;
                   and

             (C)   an additional $500,000 US on or before December 31, 2002.

          (iii) incurring Exploration Expenditures of up to $112,000 US on the Property as follows:

             (A)   $2,000 US on or before December 31, 2000;

             (B)   a further $10,000 US on or before September 30, 2001;
                   and

             (C)   a further $100,000 US on or before December 31, 2002.


2. The Agreement is deemed to have been amended as of the day and year first above written and, in all other respects, save and except as herein provided, the Agreement is hereby confirmed.








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3.       This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.



SIGNED, SEALED AND DELIVERED         )
BY JOHN D. MACPHERSON                )
in the presence of:                  )
                                     )
/s/ Terence Morin                    )  /S/ John MacPherson
---------------------                ) ---------------------
Signature                            ) John D. MacPherson
                                     )
                                     )
/s/ Ted Morin                        )
---------------------                )
Name                                 )
                                     )
2415 Goose Creek Road                )
---------------------                )
Address                              )
                                     )
Castlegar B.C.V1N 4T5                )
---------------------                )


THE COMMON SEAL OF                   )
COYOTE VENTURES CORP. was            )
hereunto affixed in the              )
presence of:                         )
                                     )
/S/                                  )     c/s
---------------------                )
Authorized Signatory                 )



F:\CLIENT FILES\3600-3699\3698\03-FLINT CLAIM GROUP\AMENDEDOPTAGT.DOC